Advisory Research Global Value Fund (ADVWX)

Summary Prospectus	March 6, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.ARIFunds.com.  You may also obtain this information at no cost by calling 1-888-665-1414 or by sending an e-mail request from the Fund’s website at: www.ARIFunds.com/Contact. The Fund's Prospectus and SAI, both dated February 29, 2012, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

Advisory Research Global Value Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$20
Retirement account fees (annual maintenance and full redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) Fee	1.00% None
Other expenses	1.93%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[1]	2.94%
Fee waiver and/or expense reimbursements[2]	(1.58%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1,2]	1.36%

[1]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[2]	The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of the Fund. This agreement is in effect until February 28, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$138	$760	$1,408	$3,149

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.93% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest primarily in equity securities of companies located throughout the world, including the United States.  Under normal market conditions, the Fund will invest at least 40% of its assets in companies organized, headquartered or doing a substantial amount of business outside the United States.  The Fund considers a company that has at least 50% of its assets or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries). The Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 15% of its assets in emerging markets.

From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund may invest in any size company, including small and mid capitalization companies.  The Fund generally will invest in a portfolio of 50 to 100 securities of companies located in different countries and regions.  From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund also may invest in American, European, and Global Depository Receipts (“ADRs”, “EDRs”, and “GDRs”, respectively), and exchange-traded funds (“ETFs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

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Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•	Equity Risks: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•	Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•	Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•	Emerging Markets Risks: The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors. The economies of most emerging market countries are in the infancy stage of capital market development. As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•	Management Risks: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•	Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Finance Sector Risks: From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.

•	Small- and Mid-Cap Company Risks: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•	Value Stock Risk: Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced. The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•	ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Fund limits its investment in shares of other investment companies, including ETFs, to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

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Performance

The bar chart and the performance table below illustrate some of the risks of investing in the Fund.

The Fund commenced investment operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on January 1, 2009 (the "Predecessor Account"), into shares of the Fund. Information in the bar chart and the performance table below prior to July 30, 2010, are for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The returns for the Predecessor Account reflect its performance prior to the conversion into the Fund and have been adjusted to reflect the estimated gross annual operating expenses of the Fund as set forth in the Fund’s prospectus dated July 13, 2010, as amended July 22, 2010. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the Act, the Predecessor Account's performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.ARIFunds.com.

This bar chart shows the performance of the Predecessor Account based on a calendar year.

Calendar-Year Total Returns

During the period of time shown in the bar chart, the highest return for a calendar quarter was 27.37% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -19.75% (quarter ended 9/30/11).

This table shows the Fund’s (and the Predecessor Account’s) average annual total returns for the periods ending December 31, 2011. The table also shows how the Fund’s (and the Predecessor Account’s) performance compare with the returns on an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns as of December 31, 2011

	One Year	Since Inception (1/1/09)
Return Before Taxes	-8.27%	13.62%
Return After Taxes on Distributions*	-8.44%	13.46%
Return After Taxes on Distributions and Sale of Fund Shares*	-5.15%	11.79%
MSCI World Value Index (reflects no deduction for fees, expenses or taxes)	-5.62%	9.23%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

Portfolio Managers

Brien M. O’Brien, James M. Langer, Jonathan P. Brodsky, Marco P. Priani, Drew Edwards and Matthew K. Swaim have served as the portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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